ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.
as Assignee

and

COUNTRYWIDE HOME LOANS, INC.,
as Seller

Dated as of

January 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “Assignment Agreement”) dated as of January 1, 2006, is among GS Mortgage Securities Corp., as assignee (the “Assignee”), Goldman Sachs Mortgage Company, a New York limited partnership (the “Assignor”) and Countrywide Home Loans, Inc., as seller (the “Seller”):

WHEREAS, the Assignor and Countrywide Home Loans Servicing LP (the “Servicer”) have entered into that certain Servicing Agreement dated as of July 1, 2004, as amended (as amended, the “Servicing Agreement”), pursuant to which the Servicer agreed to service for the benefit of the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Purchase Confirmation (as defined in the Sale Agreement);

WHEREAS, the Assignee has purchased from the Assignor, the Assignor’s rights, with respect to the Mortgage Loans (as defined below), under the Servicing Agreement pursuant to that certain Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among the Assignor, the Assignee and the Servicer;

WHEREAS, the Assignor and the Seller have entered into that certain Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, as amended (as amended, the “Sale Agreement”), pursuant to which the Seller sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Purchase Confirmation (as defined in the Sale Agreement);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the “Mortgage Loans”), which are subject to the provisions of the Servicing Agreement and the Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit A hereto; and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of January 1, 2006 (the “Trust Agreement”), among the Assignee, as depositor, U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, National Association, as a custodian (the “JPMorgan Custodian”), Wells Fargo Bank, N.A., as securities administrator, master servicer and a custodian, and Deutsche Bank National Trust Company, as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights under the Servicing Agreement, to the extent relating to the Mortgage Loans, and together with the Assignee’s rights under the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as “Purchaser” under the Sale Agreement, in, to and under the Mortgage Loans and the Sale Agreement, but only to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Sale Agreement.

The Seller and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2. From and after the date hereof, the Seller shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and shall recognize the Assignee as the owner of the Mortgage Loans.  It is the intention of the Assignor, Seller and Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Seller and the Assignee and their successors and assigns.

The Seller represents and warrants to the Assignee that (a) the copy of the Sale Agreement, attached hereto as Exhibit B, provided to the Assignee, is a true, complete and accurate copy of the Sale Agreement, (b) the Sale Agreement is in full force and effect as of the date hereof and (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder.

3. The Assignee warrants and represents to, and covenants with, the Assignor and the Seller as follows:

(a)

The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

(b)

The Assignee has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee’s organizational documents, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Sale Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor’s obligations as Purchaser thereunder, with respect to the Mortgage Loans.

4. The Seller warrants and represents to, and covenants with, the Assignee that:

(a)

The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)

The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law; and

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby.

ARTICLE IFrom and after the date hereof, the Seller shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance from and after the date hereof of the Assignor’s obligations with respect to the Mortgage Loans.

The Seller hereby represents and warrants, for the benefit of the Assignee, that (i) the representations and warranties set forth in Section 3.02 of the Sale Agreement are true and correct as of the applicable Closing Date (as such term is defined in the Sale Agreement) and (ii) the representations and warranties set forth in Section 3.01 of the Sale Agreement are true and correct as if such representations and warranties were made on the date hereof.

ARTICLE IIThe Assignor hereby represents and warrants to the Assignee as follows:

SECTION 2.1

Organization.  The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority to enter into and perform its obligations under the Sale Agreement and this Assignment Agreement.

SECTION 2.2

Enforceability.  This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

SECTION 2.3

No Consent.  The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

SECTION 2.4

Authorization; No Breach.  The execution and delivery of this Assignment Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

SECTION 2.5

Actions; Proceedings.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

SECTION 2.6

Prior Assignments; Pledges.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

SECTION 2.7

Releases.  The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

SECTION 2.8

Compliance with Applicable Laws.  Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

SECTION 2.9

HOEPA.  No Mortgage Loan is classified as a “high cost” mortgage loan under Section 32 of the Home Ownership and Equity Protection Act of 1994, as amended, and no Mortgage Loan is considered a “high cost” mortgage loan under any applicable federal, state or local laws; no Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, Appendix E, in effect on January 1, 2006); and no Mortgage Loan originated on or after October 1, 2002, through March 6, 2003, is governed by the Georgia Fair Lending Act.

SECTION 2.10

Bring Down.  Nothing has occurred or failed to occur from and after the closing date set forth in the Sale Agreement to January 30, 2006, that would cause any of the representations and warranties relating to the Mortgage Loans set forth in Section 3.02 of the Sale Agreement to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective Collateral File to the JPMorgan Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 7 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 6.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in Section 6(j) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 6(j), by the Seller in the Sale Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

ARTICLE IIIRepurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 90 days of the earlier of either discovery by the Assignor of such breach or the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement).  Notwithstanding the foregoing, however, if such breach is a Qualification Defect (as defined in the Sale Agreement), then such cure or repurchase must take place within 90 days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Collateral File and shall assign to the Assignor all of the Assignee’s rights under the Sale Agreement and the Servicing Agreement, but only insofar as the Sale Agreement and the Servicing Agreement relate to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

ARTICLE IVNotice Addresses.

SECTION 4.1

The Assignor’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Goldman Sachs Mortgage Company

85 Broad Street

New York, New York 10004

Attention: Anton Kuzmanov

SECTION 4.2

The Assignee’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

GS Mortgage Securities Corp.

85 Broad Street

New York, New York 10004

Attention: Anton Kuzmanov

SECTION 4.3

The Seller’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California 91302

Attention: Celia Coulter

With a copy to:

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California 91302

Attention: General Counsel

5. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the general obligations law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

6. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Assignor or the Assignee, respectively, hereunder.

ARTICLE VAny capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Sale Agreement or Servicing Agreement, as applicable.

ARTICLE VINo term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

ARTICLE VIIThis Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Sale Agreement by the Assignor.

ARTICLE VIIINotwithstanding the assignment of the Sale Agreement of either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Seller or the Assignor unless assigned by separate written instrument.

ARTICLE IXFor the purpose of facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be in original, and such counterparts shall constitute and be one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

GS MORTGAGE SECURITIES CORP., as
Assignee

By:

  /s/ Greg A. Finck
Name:  Greg A. Finck
Title:  Managing Director

GOLDMAN SACHS MORTGAGE COMPANY, as Assignor

By: Goldman Sachs Real Estate Funding
Corp., its General Partner

By:

  /s/ Mark Weiss
Name:  Mark Weiss
Title:  Managing Director

COUNTRYWIDE HOME LOANS, INC., in its capacity as Seller

By:

  /s/ Monica Brudenell
Name:  Monica Brudenell
Title:  First Vice President

Exhibit A

Mortgage Loans

Exhibit B

Sale Agreement